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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 22, 1999




                          U S WEST Communications, Inc.
             (Exact Name of Registrant as Specified in its Charter)



      Colorado                 Commission File       IRS Employer Identification
(State of Incorporation)       Number  1-3040            No. 84-0273800





                 1801 California Street, Denver, Colorado 80202
          (Address of Principal Executive Offices, Including Zip Code)

                         Telephone Number (303) 672-2700
              (Registrant's Telephone Number, Including Area Code)


            (The Exhibits Index is located on page 2 of this report.)


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Item 5.       Other Events

     On October 22, 1999, U S WEST, Inc. filed a Form 8-K containing its third quarter earnings results, unaudited consolidated financial statements and U S WEST Communications, Inc.'s unaudited consolidated financial statements.

Item 7.       Financial Statements and Exhibits

Exhibit Number

27        Financial Data Schedule

99        Unaudited   Consolidated   Statements   of  Operations  of  U  S  WEST
          Communications, Inc. for the quarters and nine-month periods ended September 30, 1999 and 1998, respectively.

99A.1 Unaudited Consolidated Balance Sheets of U S WEST Communications, Inc. for the quarter and six-month period ended September 30, 1999 and the year ended December 31, 1998, respectively.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       U S WEST Communications, Inc.



                    By: /s/ THOMAS O. MCGIMPSEY
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                        Thomas O. McGimpsey
                        Assistant Secretary

Dated:        October 22, 1999